UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 271049 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2025, Jaye Pickarts notified Rare Element Resources Ltd. (the “Company”) of his decision to retire from his position as Chief Operating Officer of the Company, effective December 31, 2025. Mr. Pickarts’ decision to retire is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 9, 2025, the Company held its 2025 annual meeting of shareholders (the “Meeting”).  At the Meeting, two proposals were submitted to the shareholders for approval as set forth in the Company’s definitive management information and proxy circular filed on July 28, 2025.  As of the record date (July 16, 2025), a total of 516,134,712 common shares of the Company were outstanding and entitled to vote.  In total, 425,864,040 common shares were present in person or represented by proxy at the Meeting, which represented approximately 82.5% of the shares outstanding and entitled to vote as of the record date.

The votes on the proposals were cast as set forth below:

1.Proposal No. 1 – Election of Directors.  The shareholders elected the entire slate of directors presented to the shareholders.  As a result, the Company’s board of directors consists of the seven persons elected at the Meeting.
Name	For	Withheld	Broker Non-Votes
Gerald W. Grandey	396,804,136	789,744	28,270,160
Craig S. Bartels	391,248,553	6,345,327	28,270,160
Barton S. Brundage	390,799,948	6,793,932	28,270,160
Nicole J. Champine	391,168,873	6,425,007	28,270,160
Paul J. Hickey	391,173,047	6,420,833	28,270,160
Kenneth J. Mushinski	391,190,834	6,403,046	28,270,160
Pamela L. Saxton	396,749,868	844,012	28,270,160

2.Proposal No. 2 – Ratification of the appointment of Haynie & Company as the independent registered public accounting firm of the Company until the next annual meeting of shareholders of the Company at an amount of remuneration to be fixed by the directors.
For	Against	Abstain
424,929,041	189,539	745,460

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2025

RARE ELEMENT RESOURCES LTD.

By:	/s/ Wayne E. Rich
Name:	Wayne E. Rich
Title:	Chief Financial Officer